                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENTS, that each of F.N.B. Corporation and the several undersigned officers and directors thereof whose signatures appear below, hereby makes, constitutes and appoints each of Peter Mortensen, Stephen
J. Gurgovits and Brian F. Lilly, its and his true and lawful attorney with power to act without any other and with full power of substitution, to execute, deliver and file in its and his name and on its and his behalf, and in each of the undersigned officer's and director's capacity or capacities as shown below,
(a) a Registration Statement of F.N.B. Corporation on Form S-4 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of up to 4.25 million shares of common stock, par value $.01 per share, of F.N.B. Corporation, to be issued in exchange for shares of common stock of Slippery Rock Financial Corporation, upon consummation of the proposed merger of Slippery Rock Financial Corporation with and into F.N.B. Corporation, and any and all documents in support thereof or supplements thereto and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter called the "Registration Statement"), and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement under such securities laws, regulations or requirements as may be applicable; and each of F.N.B. Corporation and said officers and directors hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever as said attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as F.N.B. Corporation might or could do, and as each of said officers and directors might or could do personally in his capacity or capacities as aforesaid, and each of F.N.B. Corporation and said officers and directors hereby ratifies and confirms all acts and things that said attorney might do or cause to be done by virtue of this power of attorney and its, his signature as the same may be signed by said attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.

      IN WITNESS WHEREOF, F.N.B. Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned officers and directors of F.N.B. Corporation in the capacity or capacities noted has hereunto set its or his hand as of the date indicated below. This Power of Attorney may be executed in counterparts which, when taken together, constitute a single original thereof.

                                        F.N.B. CORPORATION

                                        By:/s/  Stephen J. Gurgovits
                                            ------------------------------------
                                           Stephen J. Gurgovits,
                                           President and Chief Executive Officer

          Signature                                       Title                                Date
------------------------------           ---------------------------------------           ------------
/s/ Peter Mortensen                      Chairman of the Board                             June 9, 2004
------------------------------
Peter Mortensen

/s/  Stephen J. Gurgovits                President, Chief Executive Officer and            June 9, 2004
------------------------------           Director (principal executive officer)
Stephen J. Gurgovits

/s/ Brian F. Lilly                       Vice President and Chief Financial                June 9, 2004
------------------------------           Officer (principal financial officer)
Brian F. Lilly

/s/  Tito L. Lima                        Corporate Controller (principal                   June 9, 2004
------------------------------           accounting officer)
Tito L. Lima

/s/ William B. Campbell                  Director                                          June 9, 2004
------------------------------
William B. Campbell

/s/  Henry M. Ekker                      Director                                          June 9, 2004
------------------------------
Henry M. Ekker

/s/ Robert B. Goldstein                  Director                                          June 9, 2004
------------------------------
Robert B. Goldstein

/s/ Harry F. Radcliffe                   Director                                          June 9, 2004
------------------------------
Harry F. Radcliffe

/s/ John W. Rose                         Director                                          June 9, 2004
------------------------------
John W. Rose

/s/ William J. Strimbu                   Director                                          June 9, 2004
------------------------------
William J. Strimbu

/s/ Earl K. Wahl, Jr.                    Director                                          June 9, 2004
------------------------------
Earl K. Wahl, Jr.

/s/ Archie O. Wallace                    Director                                          June 9, 2004
------------------------------
Archie O. Wallace

/s/ R. Benjamin Wiley                    Director                                          June 9, 2004
------------------------------
R. Benjamin Wiley